Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to the Grant of Stock Options and Other Equity Awards

We do not, and did not in 2025, time the disclosure of material nonpublic information to affect the value of stock options or other equity compensation awards granted to our officers and employees. While we have never timed disclosure to affect the value of equity awards granted, historically, the timing of equity award grants has not occurred at the same time each year nor have equity awards been consistently granted every year. When awarded, equity is granted in the second half of the year, but grant timing has, in the past, been inconsistent primarily due to concerns about making grants at a time when we have material nonpublic information. Beginning in 2026, our Compensation Committee intends to move to a more consistent practice of granting equity awards.

Award Timing Method	We do not, and did not in 2025, time the disclosure of material nonpublic information to affect the value of stock options or other equity compensation awards granted to our officers and employees. While we have never timed disclosure to affect the value of equity awards granted, historically, the timing of equity award grants has not occurred at the same time each year nor have equity awards been consistently granted every year. When awarded, equity is granted in the second half of the year, but grant timing has, in the past, been inconsistent primarily due to concerns about making grants at a time when we have material nonpublic information. Beginning in 2026, our Compensation Committee intends to move to a more consistent practice of granting equity awards.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false